RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2021

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President,
Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Senior Vice President, Head of Global Marketing
& Client Communication
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “retained investment result” and “retained fixed maturity and short term investments, at fair value.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 through 24 for “Comments on Regulation G.”
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995; Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and prospectus supplement dated July 7, 2021.
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

Financial Highlights

	Three months ended					Twelve months ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Highlights
Gross premiums written	$1,313,018	$1,774,180	$2,094,158	$2,652,442	$935,514	$7,833,798	$5,806,165
Underwriting income (loss)	$276,661	$(678,825)	$328,976	$(35,760)	$(151,655)	$(108,948)	$(76,511)

Net investment income	$80,483	$78,267	$80,925	$79,804	$81,717	$319,479	$354,038
Net realized and unrealized gains (losses) on investments	(21,518)	(42,071)	191,018	(345,563)	258,745	(218,134)	820,636
Total investment result	$58,965	$36,196	$271,943	$(265,759)	$340,462	$101,345	$1,174,674

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$210,917	$(450,222)	$456,818	$(290,934)	$189,812	$(73,421)	$731,482
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$213,692	$(414,538)	$278,050	$4,395	$(77,122)	$81,599	$14,640

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$4.65	$(9.75)	$9.36	$(5.87)	$3.75	$(1.57)	$15.34
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.65	$(9.75)	$9.35	$(5.87)	$3.74	$(1.57)	$15.31
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$4.71	$(8.98)	$5.64	$0.09	$(1.59)	$1.72	$0.12
Book value per common share	$132.17	$128.91	$139.35	$131.15	$138.46	$132.17	$138.46
Tangible book value per common share (1)	$126.27	$123.24	$133.75	$125.73	$133.09	$126.27	$133.09
Tangible book value per common share plus accumulated dividends (1)	$149.79	$146.40	$156.55	$148.17	$155.17	$149.79	$155.17
Change in tangible book value per common share plus change in accumulated dividends (1)	2.8%	(7.6)%	6.7%	(5.3)%	3.0%	(4.0)%	17.9%

Financial ratios
Combined ratio	79.4%	145.1%	72.4%	103.1%	114.7%	102.1%	101.9%
Return on average common equity - annualized	14.2%	(28.4)%	27.6%	(17.1)%	10.9%	(1.1)%	11.7%
Operating return on average common equity - annualized (1)	14.4%	(26.1)%	16.8%	0.3%	(4.4)%	1.3%	0.2%
Total investment return - annualized	1.1%	0.7%	5.2%	(4.9)%	6.6%	0.5%	5.9%
(1)    See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

1

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended					Twelve months ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Revenues
Gross premiums written	$1,313,018	$1,774,180	$2,094,158	$2,652,442	$935,514	$7,833,798	$5,806,165
Net premiums written	$1,116,560	$1,486,440	$1,512,292	$1,824,083	$746,311	$5,939,375	$4,096,333
Decrease (increase) in unearned premiums	224,730	19,825	(319,502)	(670,247)	282,774	(745,194)	(143,871)
Net premiums earned	1,341,290	1,506,265	1,192,790	1,153,836	1,029,085	5,194,181	3,952,462
Net investment income	80,483	78,267	80,925	79,804	81,717	319,479	354,038
Net foreign exchange gains (losses)	(16,697)	(4,755)	3,234	(22,788)	23,270	(41,006)	27,773
Equity in earnings (losses) of other ventures	3,830	5,305	8,732	(5,558)	(1,868)	12,309	17,194
Other income (loss)	6,431	1,692	586	2,171	4,374	10,880	213
Net realized and unrealized gains (losses) on investments	(21,518)	(42,071)	191,018	(345,563)	258,745	(218,134)	820,636
Total revenues	1,393,819	1,544,703	1,477,285	861,902	1,395,323	5,277,709	5,172,316
Expenses
Net claims and claim expenses incurred	690,970	1,798,045	520,021	867,051	901,353	3,876,087	2,924,609
Acquisition expenses	333,986	328,048	285,590	267,234	238,283	1,214,858	897,677
Operational expenses	39,673	58,997	58,203	55,311	41,104	212,184	206,687
Corporate expenses	10,426	10,196	10,125	10,405	21,031	41,152	96,970
Interest expense	11,872	11,919	11,833	11,912	11,841	47,536	50,453
Total expenses	1,086,927	2,207,205	885,772	1,211,913	1,213,612	5,391,817	4,176,396
Income (loss) before taxes	306,892	(662,502)	591,513	(350,011)	181,711	(114,108)	995,920
Income tax benefit (expense)	(18,616)	23,630	(13,862)	19,516	9,923	10,668	(2,862)
Net income (loss)	288,276	(638,872)	577,651	(330,495)	191,634	(103,440)	993,058
Net (income) loss attributable to redeemable noncontrolling interests	(68,516)	198,495	(113,544)	46,850	5,467	63,285	(230,653)
Net income (loss) attributable to RenaissanceRe	219,760	(440,377)	464,107	(283,645)	197,101	(40,155)	762,405
Dividends on preference shares	(8,843)	(9,845)	(7,289)	(7,289)	(7,289)	(33,266)	(30,923)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$210,917	$(450,222)	$456,818	$(290,934)	$189,812	$(73,421)	$731,482

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$4.65	$(9.75)	$9.36	$(5.87)	$3.75	$(1.57)	$15.34
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.65	$(9.75)	$9.35	$(5.87)	$3.74	$(1.57)	$15.31
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$4.71	$(8.98)	$5.64	$0.09	$(1.59)	$1.72	$0.12

Return on average common equity - annualized	14.2%	(28.4)%	27.6%	(17.1)%	10.9%	(1.1)%	11.7%
Operating return on average common equity - annualized (1)	14.4%	(26.1)%	16.8%	0.3%	(4.4)%	1.3%	0.2%

2

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Assets
Fixed maturity investments trading, at fair value	$13,507,131	$13,839,248	$13,418,389	$13,309,234	$13,506,503
Short term investments, at fair value	5,298,385	4,667,273	4,392,652	5,091,143	4,993,735
Equity investments trading, at fair value	546,016	527,839	577,090	503,137	702,617
Other investments, at fair value	1,993,059	1,738,737	1,585,036	1,379,056	1,256,948
Investments in other ventures, under equity method	98,068	93,344	91,938	91,362	98,373
Total investments	21,442,659	20,866,441	20,065,105	20,373,932	20,558,176
Cash and cash equivalents	1,859,019	1,440,734	1,789,756	1,286,661	1,736,813
Premiums receivable	3,781,542	4,141,899	4,481,492	3,928,122	2,894,631
Prepaid reinsurance premiums	854,722	1,137,556	1,361,041	1,229,716	823,582
Reinsurance recoverable	4,268,669	4,192,758	3,187,638	3,160,667	2,926,010
Accrued investment income	55,740	55,620	56,804	62,573	66,743
Deferred acquisition costs and value of business acquired	849,160	893,265	883,926	786,941	633,521
Receivable for investments sold	380,442	322,553	457,458	841,156	568,293
Other assets	224,053	240,491	196,959	318,249	363,170
Goodwill and other intangibles	243,496	245,015	246,576	248,080	249,641
Total assets	$33,959,502	$33,536,332	$32,726,755	$32,236,097	$30,820,580
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$13,294,630	$13,233,244	$10,944,742	$10,953,383	$10,381,138
Unearned premiums	3,531,213	4,039,546	4,284,260	3,833,155	2,763,599
Debt	1,168,353	1,137,829	1,137,304	1,136,783	1,136,265
Reinsurance balances payable	3,860,963	3,964,137	4,489,841	4,254,645	3,488,352
Payable for investments purchased	1,170,568	718,099	795,185	1,133,787	1,132,538
Other liabilities	755,441	235,665	201,398	436,437	970,121
Total liabilities	23,781,168	23,328,520	21,852,730	21,748,190	19,872,013
Redeemable noncontrolling interests	3,554,053	3,458,298	3,656,419	3,409,570	3,388,319
Shareholders' Equity
Preference shares	750,000	750,000	525,000	525,000	525,000
Common shares	44,445	46,540	48,026	49,970	50,811
Additional paid-in capital	608,121	927,862	1,153,881	1,450,627	1,623,206
Accumulated other comprehensive loss	(10,909)	(12,709)	(14,061)	(12,382)	(12,642)
Retained earnings	5,232,624	5,037,821	5,504,760	5,065,122	5,373,873
Total shareholders' equity attributable to RenaissanceRe	6,624,281	6,749,514	7,217,606	7,078,337	7,560,248
Total liabilities, noncontrolling interests and shareholders' equity	$33,959,502	$33,536,332	$32,726,755	$32,236,097	$30,820,580

Book value per common share	$132.17	$128.91	$139.35	$131.15	$138.46

3

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended December 31, 2021
	Property	Casualty and Specialty	Total
Gross premiums written	$384,657	$928,361	$1,313,018
Net premiums written	$375,112	$741,448	$1,116,560
Net premiums earned	$626,359	$714,931	$1,341,290
Net claims and claim expenses incurred	243,356	447,614	690,970
Acquisition expenses	131,007	202,979	333,986
Operational expenses	28,898	10,775	39,673
Underwriting income (loss)	$223,098	$53,563	$276,661

Net claims and claim expenses incurred - current accident year	$274,649	$457,080	$731,729
Net claims and claim expenses incurred - prior accident years	(31,293)	(9,466)	(40,759)
Net claims and claim expenses incurred - total	$243,356	$447,614	$690,970

Net claims and claim expense ratio - current accident year	43.8%	63.9%	54.6%
Net claims and claim expense ratio - prior accident years	(4.9)%	(1.3)%	(3.1)%
Net claims and claim expense ratio - calendar year	38.9%	62.6%	51.5%
Underwriting expense ratio	25.5%	29.9%	27.9%
Combined ratio	64.4%	92.5%	79.4%

	Three months ended December 31, 2020
	Property	Casualty and Specialty	Total
Gross premiums written	$308,315	$627,199	$935,514
Net premiums written	$279,773	$466,538	$746,311
Net premiums earned	$507,141	$521,944	$1,029,085
Net claims and claim expenses incurred	536,218	365,135	901,353
Acquisition expenses	75,032	163,251	238,283
Operational expenses	26,159	14,945	41,104
Underwriting income (loss)	$(130,268)	$(21,387)	$(151,655)

Net claims and claim expenses incurred - current accident year	$661,711	$368,071	$1,029,782
Net claims and claim expenses incurred - prior accident years	(125,493)	(2,936)	(128,429)
Net claims and claim expenses incurred - total	$536,218	$365,135	$901,353

Net claims and claim expense ratio - current accident year	130.5%	70.5%	100.1%
Net claims and claim expense ratio - prior accident years	(24.8)%	(0.5)%	(12.5)%
Net claims and claim expense ratio - calendar year	105.7%	70.0%	87.6%
Underwriting expense ratio	19.9%	34.1%	27.1%
Combined ratio	125.6%	104.1%	114.7%

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Year ended December 31, 2021
	Property	Casualty and Specialty	Total
Gross premiums written	$3,958,724	$3,875,074	$7,833,798
Net premiums written	$2,868,002	$3,071,373	$5,939,375
Net premiums earned	$2,608,298	$2,585,883	$5,194,181
Net claims and claim expenses incurred	2,163,016	1,713,071	3,876,087
Acquisition expenses	487,178	727,680	1,214,858
Operational expenses	143,608	68,576	212,184
Underwriting income (loss)	$(185,504)	$76,556	$(108,948)

Net claims and claim expenses incurred - current accident year	$2,396,389	$1,729,168	$4,125,557
Net claims and claim expenses incurred - prior accident years	(233,373)	(16,097)	(249,470)
Net claims and claim expenses incurred - total	$2,163,016	$1,713,071	$3,876,087

Net claims and claim expense ratio - current accident year	91.9%	66.9%	79.4%
Net claims and claim expense ratio - prior accident years	(9.0)%	(0.7)%	(4.8)%
Net claims and claim expense ratio - calendar year	82.9%	66.2%	74.6%
Underwriting expense ratio	24.2%	30.8%	27.5%
Combined ratio	107.1%	97.0%	102.1%

	Year ended December 31, 2020
	Property	Casualty and Specialty	Total
Gross premiums written	$2,999,142	$2,807,023	$5,806,165
Net premiums written	$2,037,200	$2,059,133	$4,096,333
Net premiums earned	$1,936,215	$2,016,247	$3,952,462
Net claims and claim expenses incurred	1,435,947	1,488,662	2,924,609
Acquisition expenses	353,700	543,977	897,677
Operational expenses	135,547	71,140	206,687
Underwriting income (loss)	$11,021	$(87,532)	$(76,511)

Net claims and claim expenses incurred - current accident year	$1,592,996	$1,515,425	$3,108,421
Net claims and claim expenses incurred - prior accident years	(157,049)	(26,763)	(183,812)
Net claims and claim expenses incurred - total	$1,435,947	$1,488,662	$2,924,609

Net claims and claim expense ratio - current accident year	82.3%	75.2%	78.6%
Net claims and claim expense ratio - prior accident years	(8.1)%	(1.4)%	(4.6)%
Net claims and claim expense ratio - calendar year	74.2%	73.8%	74.0%
Underwriting expense ratio	25.2%	30.5%	27.9%
Combined ratio	99.4%	104.3%	101.9%

5

Underwriting and Reserves
Segment Underwriting Results

	Three months ended
Property Segment	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Gross premiums written	$384,657	$773,692	$1,183,556	$1,616,819	$308,315
Net premiums written	$375,112	$681,095	$803,335	$1,008,460	$279,773
Net premiums earned	$626,359	$816,376	$560,397	$605,166	$507,141
Net claims and claim expenses incurred	243,356	1,323,678	97,150	498,832	536,218
Acquisition expenses	131,007	134,179	109,238	112,754	75,032
Operational expenses	28,898	40,448	38,887	35,375	26,159
Underwriting income (loss)	$223,098	$(681,929)	$315,122	$(41,795)	$(130,268)

Net claims and claim expenses incurred - current accident year	$274,649	$1,469,613	$148,133	$503,994	$661,711
Net claims and claim expenses incurred - prior accident years	(31,293)	(145,935)	(50,983)	(5,162)	(125,493)
Net claims and claim expenses incurred - total	$243,356	$1,323,678	$97,150	$498,832	$536,218

Net claims and claim expense ratio - current accident year	43.8%	180.0%	26.4%	83.3%	130.5%
Net claims and claim expense ratio - prior accident years	(4.9)%	(17.9)%	(9.1)%	(0.9)%	(24.8)%
Net claims and claim expense ratio - calendar year	38.9%	162.1%	17.3%	82.4%	105.7%
Underwriting expense ratio	25.5%	21.4%	26.5%	24.5%	19.9%
Combined ratio	64.4%	183.5%	43.8%	106.9%	125.6%

	Three months ended
Casualty and Specialty Segment	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Gross premiums written	$928,361	$1,000,488	$910,602	$1,035,623	$627,199
Net premiums written	$741,448	$805,345	$708,957	$815,623	$466,538
Net premiums earned	$714,931	$689,889	$632,393	$548,670	$521,944
Net claims and claim expenses incurred	447,614	474,367	422,871	368,219	365,135
Acquisition expenses	202,979	193,869	176,352	154,480	163,251
Operational expenses	10,775	18,549	19,316	19,936	14,945
Underwriting income (loss)	$53,563	$3,104	$13,854	$6,035	$(21,387)

Net claims and claim expenses incurred - current accident year	$457,080	$476,082	$423,917	$372,089	$368,071
Net claims and claim expenses incurred - prior accident years	(9,466)	(1,715)	(1,046)	(3,870)	(2,936)
Net claims and claim expenses incurred - total	$447,614	$474,367	$422,871	$368,219	$365,135

Net claims and claim expense ratio - current accident year	63.9%	69.0%	67.0%	67.8%	70.5%
Net claims and claim expense ratio - prior accident years	(1.3)%	(0.2)%	(0.1)%	(0.7)%	(0.5)%
Net claims and claim expense ratio - calendar year	62.6%	68.8%	66.9%	67.1%	70.0%
Underwriting expense ratio	29.9%	30.8%	30.9%	31.8%	34.1%
Combined ratio	92.5%	99.6%	97.8%	98.9%	104.1%

6

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended December 31, 2021			Three months ended December 31, 2020
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$7,795	$376,862	$384,657	$59,120	$249,195	$308,315
Net premiums written	$632	$374,480	$375,112	$50,206	$229,567	$279,773
Net premiums earned	$260,044	$366,315	$626,359	$301,980	$205,161	$507,141
Net claims and claim expenses incurred	55,992	187,364	243,356	324,474	211,744	536,218
Acquisition expenses	29,107	101,900	131,007	17,721	57,311	75,032
Operational expenses	23,262	5,636	28,898	20,767	5,392	26,159
Underwriting income (loss)	$151,683	$71,415	$223,098	$(60,982)	$(69,286)	$(130,268)

Net claims and claim expenses incurred - current accident year	$76,196	$198,453	$274,649	$415,248	$246,463	$661,711
Net claims and claim expenses incurred - prior accident years	(20,204)	(11,089)	(31,293)	(90,774)	(34,719)	(125,493)
Net claims and claim expenses incurred - total	$55,992	$187,364	$243,356	$324,474	$211,744	$536,218

Net claims and claim expense ratio - current accident year	29.3%	54.2%	43.8%	137.5%	120.1%	130.5%
Net claims and claim expense ratio - prior accident years	(7.8)%	(3.1)%	(4.9)%	(30.2)%	(16.9)%	(24.8)%
Net claims and claim expense ratio - calendar year	21.5%	51.1%	38.9%	107.3%	103.2%	105.7%
Underwriting expense ratio	20.2%	29.4%	25.5%	12.8%	30.6%	19.9%
Combined ratio	41.7%	80.5%	64.4%	120.1%	133.8%	125.6%

	Year ended December 31, 2021			Year ended December 31, 2020
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$2,235,736	$1,722,988	$3,958,724	$1,886,785	$1,112,357	$2,999,142
Net premiums written	$1,318,056	$1,549,946	$2,868,002	$1,065,390	$971,810	$2,037,200
Net premiums earned	$1,319,841	$1,288,457	$2,608,298	$1,071,099	$865,116	$1,936,215
Net claims and claim expenses incurred	1,283,334	879,682	2,163,016	760,758	675,189	1,435,947
Acquisition expenses	130,702	356,476	487,178	115,636	238,064	353,700
Operational expenses	115,438	28,170	143,608	110,495	25,052	135,547
Underwriting income (loss)	$(209,633)	$24,129	$(185,504)	$84,210	$(73,189)	$11,021

Net claims and claim expenses incurred - current accident year	$1,485,207	$911,182	$2,396,389	$925,401	$667,595	$1,592,996
Net claims and claim expenses incurred - prior accident years	(201,873)	(31,500)	(233,373)	(164,643)	7,594	(157,049)
Net claims and claim expenses incurred - total	$1,283,334	$879,682	$2,163,016	$760,758	$675,189	$1,435,947

Net claims and claim expense ratio - current accident year	112.5%	70.7%	91.9%	86.4%	77.2%	82.3%
Net claims and claim expense ratio - prior accident years	(15.3)%	(2.4)%	(9.0)%	(15.4)%	0.8%	(8.1)%
Net claims and claim expense ratio - calendar year	97.2%	68.3%	82.9%	71.0%	78.0%	74.2%
Underwriting expense ratio	18.7%	29.8%	24.2%	21.1%	30.5%	25.2%
Combined ratio	115.9%	98.1%	107.1%	92.1%	108.5%	99.4%

7

Underwriting and Reserves
Gross Premiums Written

	Three months ended					Twelve months ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Property Segment
Catastrophe	$7,795	$335,493	$761,323	$1,131,125	$59,120	$2,235,736	$1,886,785
Other property	376,862	438,199	422,233	485,694	249,195	1,722,988	1,112,357
Property segment gross premiums written	$384,657	$773,692	$1,183,556	$1,616,819	$308,315	$3,958,724	$2,999,142

Casualty and Specialty Segment
General casualty (1)	$281,926	$346,754	$286,686	$343,170	$190,996	$1,258,536	$904,594
Professional liability (2)	333,257	329,848	306,387	314,372	207,437	1,283,864	836,120
Financial lines (3)	139,799	128,586	86,175	144,386	122,023	498,946	514,192
Other (4)	173,379	195,300	231,354	233,695	106,743	833,728	552,117
Casualty and Specialty segment gross premiums written	$928,361	$1,000,488	$910,602	$1,035,623	$627,199	$3,875,074	$2,807,023

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

8

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2021
Property	$1,555,210	$1,996,760	$2,825,718	$6,377,688
Casualty and Specialty	1,784,334	128,065	5,004,543	6,916,942
Total	$3,339,544	$2,124,825	$7,830,261	$13,294,630

September 30, 2021
Property	$1,265,040	$1,319,022	$4,005,279	$6,589,341
Casualty and Specialty	1,768,649	151,263	4,723,991	6,643,903
Total	$3,033,689	$1,470,285	$8,729,270	$13,233,244

June 30, 2021
Property	$1,383,754	$1,513,549	$1,773,492	$4,670,795
Casualty and Specialty	1,727,051	133,041	4,413,855	6,273,947
Total	$3,110,805	$1,646,590	$6,187,347	$10,944,742

March 31, 2021
Property	$1,292,683	$1,333,734	$2,145,953	$4,772,370
Casualty and Specialty	1,801,362	147,822	4,231,829	6,181,013
Total	$3,094,045	$1,481,556	$6,377,782	$10,953,383

December 31, 2020
Property	$1,127,909	$1,617,003	$1,627,541	$4,372,453
Casualty and Specialty	1,651,150	133,843	4,223,692	6,008,685
Total	$2,779,059	$1,750,846	$5,851,233	$10,381,138

9

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended December 31, 2021			Three months ended December 31, 2020
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$13,233,244	$4,192,758	$9,040,486	$9,900,615	$2,883,808	$7,016,807
Incurred claims and claim expenses
Current year	1,028,496	296,767	731,729	1,555,246	525,464	1,029,782
Prior years	(103,058)	(62,299)	(40,759)	(249,115)	(120,686)	(128,429)
Total incurred claims and claim expenses	925,438	234,468	690,970	1,306,131	404,778	901,353
Paid claims and claim expenses
Current year	366,464	42,629	323,835	253,693	32,734	220,959
Prior years	476,322	109,345	366,977	638,762	339,320	299,442
Total paid claims and claim expenses	842,786	151,974	690,812	892,455	372,054	520,401
Foreign exchange (1)	(21,266)	(6,583)	(14,683)	66,847	9,478	57,369
Reserve for claims and claim expenses, end of period	$13,294,630	$4,268,669	$9,025,961	$10,381,138	$2,926,010	$7,455,128

	Year ended December 31, 2021			Year ended December 31, 2020
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$10,381,138	$2,926,010	$7,455,128	$9,384,349	$2,791,297	$6,593,052
Incurred claims and claim expenses
Current year	6,290,090	2,164,533	4,125,557	4,297,339	1,188,918	3,108,421
Prior years	(384,474)	(135,004)	(249,470)	(404,135)	(220,323)	(183,812)
Total incurred claims and claim expenses	5,905,616	2,029,529	3,876,087	3,893,204	968,595	2,924,609
Paid claims and claim expenses
Current year	660,005	85,775	574,230	460,278	48,106	412,172
Prior years	2,241,273	591,401	1,649,872	2,373,235	780,779	1,592,456
Total paid claims and claim expenses	2,901,278	677,176	2,224,102	2,833,513	828,885	2,004,628
Foreign exchange (1)	(90,846)	(9,694)	(81,152)	95,924	(1,349)	97,273
Amounts disposed (2)	—	—	—	(158,826)	(3,648)	(155,178)
Reserve for claims and claim expenses, end of period	$13,294,630	$4,268,669	$9,025,961	$10,381,138	$2,926,010	$7,455,128
(1)    Reflects the impact of the foreign exchange revaluation of the net reserve for claims and claim expenses denominated in non-U.S. dollars as at the balance sheet date.
(2)    Represents the fair value of RenaissanceRe UK's reserve for claims and claim expenses, net of reinsurance recoverables, disposed of on August 18, 2020.

10

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. (“DaVinciRe”), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. (“Vermeer”) and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. (“Medici”). Structured reinsurance products and other include certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended					Twelve months ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	2021	2020
Management fee income
Joint ventures	$8,603	$8,602	$14,741	$11,128	$8,458	$43,074	$45,499
Structured reinsurance products and other	8,542	8,646	8,677	8,774	8,830	34,639	34,951
Managed funds	7,578	6,606	8,552	8,622	9,490	31,358	31,026
Total management fee income	24,723	23,854	31,970	28,524	26,778	109,071	111,476

Performance fee income (loss)
Joint ventures	2,352	2,980	7,347	1,556	(1,984)	14,235	10,167
Structured reinsurance products and other	2,392	1,237	2,581	(1,293)	1,570	4,917	7,525
Managed funds	555	264	4,259	(4,798)	9,542	280	15,994
Total performance fee income (loss) (1)	5,299	4,481	14,187	(4,535)	9,128	19,432	33,686
Total fee income	$30,022	$28,335	$46,157	$23,989	$35,906	$128,503	$145,162
(1)     Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company's consolidated results of operations.

	Three months ended					Twelve months ended
Fee income contributing to:	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	2021	2020
Underwriting income (loss) (1)	18,074	19,444	19,239	10,530	36,100	67,287	87,764
Earnings from equity method investments (2)	—	17	17	16	(4)	50	70
Redeemable noncontrolling interest (3)	11,948	8,874	26,901	13,443	(190)	61,166	57,328
Total fee income	$30,022	$28,335	$46,157	$23,989	$35,906	$128,503	$145,162

(1)     The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)    The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)     The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company's Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company's Consolidated Managed Joint Ventures.

11

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici and Vermeer (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company's consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company's consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company's consolidated statements of operations that is attributable to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company's consolidated statements of operations is set forth below:

	Three months ended					Twelve months ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Redeemable noncontrolling interest - DaVinciRe	$(55,098)	$202,362	$(84,266)	$39,934	$32,993	$102,932	$(113,671)
Redeemable noncontrolling interest - Medici	3,580	(6,526)	(11,989)	13,443	(13,534)	(1,492)	(55,970)
Redeemable noncontrolling interest - Vermeer	(16,998)	2,659	(17,289)	(6,527)	(13,992)	(38,155)	(61,012)
Net loss (income) attributable to redeemable noncontrolling interests (1)	$(68,516)	$198,495	$(113,544)	$46,850	$5,467	$63,285	$(230,653)
(1) A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
A summary of the Company’s redeemable noncontrolling interests on its consolidated balance sheets is set forth below:

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Redeemable noncontrolling interest - DaVinciRe	$1,499,451	$1,443,589	$1,642,656	$1,555,714	$1,560,693
Redeemable noncontrolling interest - Medici	856,820	883,925	880,320	737,702	717,999
Redeemable noncontrolling interest - Vermeer	1,197,782	1,130,784	1,133,443	1,116,154	1,109,627
Redeemable noncontrolling interests	$3,554,053	$3,458,298	$3,656,419	$3,409,570	$3,388,319

A summary of the redeemable noncontrolling economic ownership of third parties in the Consolidated Managed Joint Ventures is set forth below:

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
DaVinciRe	71.3%	71.3%	71.3%	71.3%	78.6%
Medici	85.3%	86.6%	86.6%	84.6%	84.3%
Vermeer	100.0%	100.0%	100.0%	100.0%	100.0%

12

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended					Twelve months ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Revenues
Gross premiums written	$2,240	$168,770	$243,627	$342,033	$21,996	$756,670	$577,808
Net premiums written	$1,109	$159,697	$205,907	$315,476	$22,266	$682,189	$519,048
Decrease (increase) in unearned premiums	134,218	79,853	(69,833)	(154,894)	120,081	(10,656)	(11,538)
Net premiums earned	135,327	239,550	136,074	160,582	142,347	671,533	507,510
Net investment income	6,937	6,549	7,118	8,261	8,848	28,865	44,831
Net foreign exchange gains (losses)	(561)	(818)	597	(590)	149	(1,372)	(1,534)
Net realized and unrealized gains (losses) on investments	(20,486)	(2,670)	4,389	(26,798)	3,436	(45,565)	62,078
Total revenues	121,217	242,611	148,178	141,455	154,780	653,461	612,885
Expenses
Net claims and claim expenses incurred	14,977	501,695	(19,754)	167,543	184,787	664,461	352,161
Acquisition expenses	19,242	14,490	31,593	16,317	3,138	81,642	64,842
Operational and corporate expenses	7,916	8,190	16,377	11,706	6,955	44,189	43,829
Interest expense	1,859	1,859	1,858	1,858	1,859	7,434	7,435
Total expenses	43,994	526,234	30,074	197,424	196,739	797,726	468,267
Income (loss) before taxes	77,223	(283,623)	118,104	(55,969)	(41,959)	(144,265)	144,618
Income tax benefit (expense)	—	—	(1)	—	(12)	(1)	(12)
Net income (loss) available (attributable) to DaVinciRe common shareholders	$77,223	$(283,623)	$118,103	$(55,969)	$(41,971)	$(144,266)	$144,606

Net claims and claim expenses incurred - current accident year	$26,746	$561,674	$8,270	$181,716	$209,903	$778,406	$425,786
Net claims and claim expenses incurred - prior accident years	(11,769)	(59,979)	(28,024)	(14,173)	(25,116)	(113,945)	(73,625)
Net claims and claim expenses incurred - total	$14,977	$501,695	$(19,754)	$167,543	$184,787	$664,461	$352,161

Net claims and claim expense ratio - current accident year	19.8%	234.5%	6.1%	113.2%	147.5%	115.9%	83.9%
Net claims and claim expense ratio - prior accident years	(8.7)%	(25.1)%	(20.6)%	(8.9)%	(17.7)%	(17.0)%	(14.5)%
Net claims and claim expense ratio - calendar year	11.1%	209.4%	(14.5)%	104.3%	129.8%	98.9%	69.4%
Underwriting expense ratio	20.0%	9.5%	35.2%	17.5%	7.1%	18.8%	21.4%
Combined ratio	31.1%	218.9%	20.7%	121.8%	136.9%	117.7%	90.8%

13

RenaissanceRe Holdings Ltd.
Investments
Total Investment Result

	Three months ended					Twelve months ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Fixed maturity investments trading	$55,643	$56,825	$59,510	$62,933	$66,912	$234,911	$278,215
Short term investments	464	514	782	573	1,047	2,333	20,799
Equity investments trading	4,077	1,823	1,626	1,491	1,628	9,017	6,404
Other investments
Catastrophe bonds	16,527	17,184	16,681	14,468	13,500	64,860	54,784
Other	8,100	7,571	9,339	3,801	4,083	28,811	9,417
Cash and cash equivalents	74	(38)	159	102	192	297	2,974
	84,885	83,879	88,097	83,368	87,362	340,229	372,593
Investment expenses	(4,402)	(5,612)	(7,172)	(3,564)	(5,645)	(20,750)	(18,555)
Net investment income	80,483	78,267	80,925	79,804	81,717	319,479	354,038

Net realized and unrealized gains (losses) on:
Fixed maturity investments trading, net of investments-related derivatives (1)	(116,689)	(31,424)	87,847	(261,759)	90,132	(322,025)	592,412
Equity investments trading, net of investments-related derivatives (1)	73,645	(21,680)	65,566	(67,922)	154,306	49,609	235,552
Other investments
Catastrophe bonds	(9,958)	(5,994)	2	(19,083)	(9,742)	(35,033)	(7,031)
Other	31,484	17,027	37,603	3,201	24,049	89,315	(297)
Net realized and unrealized gains (losses) on investments	(21,518)	(42,071)	191,018	(345,563)	258,745	(218,134)	820,636
Total investment result	$58,965	$36,196	$271,943	$(265,759)	$340,462	$101,345	$1,174,674

Total investment return - annualized	1.1%	0.7%	5.2%	(4.9)%	6.6%	0.5%	5.9%
(1)    Net realized and unrealized gains (losses) on fixed maturity investments trading includes the impacts of interest rate futures, interest rate swaps, credit default swaps and total return swaps. Net realized and unrealized gains (losses) on equity investments trading includes the impact of equity futures.

14

Investments
Investment Portfolio - Composition

Type of Investment	December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020
U.S. treasuries	$6,247,779	29.1%	$6,730,967	32.3%	$6,327,895	31.5%	$5,107,878	25.1%	$4,960,409	24.1%
Agencies	361,684	1.7%	297,057	1.4%	325,051	1.6%	227,184	1.1%	368,032	1.8%
Non-U.S. government	549,613	2.6%	495,243	2.4%	508,320	2.5%	518,162	2.5%	491,531	2.4%
Non-U.S. government-backed corporate	474,848	2.2%	409,322	2.0%	396,966	2.0%	335,662	1.6%	338,014	1.6%
Corporate	3,214,438	15.0%	3,346,556	16.0%	3,387,433	16.9%	4,289,072	21.1%	4,261,025	20.7%
Agency mortgage-backed	721,955	3.4%	754,118	3.6%	703,757	3.5%	957,563	4.7%	1,113,792	5.4%
Non-agency mortgage-backed	233,346	1.1%	243,654	1.2%	260,432	1.3%	272,529	1.3%	291,444	1.4%
Commercial mortgage-backed	634,925	3.0%	621,153	3.0%	588,262	2.9%	713,044	3.5%	791,272	3.8%
Asset-backed	1,068,543	5.0%	941,178	4.5%	920,273	4.6%	888,140	4.4%	890,984	4.3%
Total fixed maturity investments, at fair value	13,507,131	63.1%	13,839,248	66.4%	13,418,389	66.8%	13,309,234	65.3%	13,506,503	65.5%
Short term investments, at fair value	5,298,385	24.7%	4,667,273	22.4%	4,392,652	21.9%	5,091,143	25.0%	4,993,735	24.3%
Total consolidated fixed maturity and short term investments, at fair value	18,805,516	87.8%	18,506,521	88.8%	17,811,041	88.7%	18,400,377	90.3%	18,500,238	89.8%
Equity investments trading, at fair value	546,016	2.5%	527,839	2.5%	577,090	2.9%	503,137	2.5%	702,617	3.4%
Catastrophe bonds	1,104,034	5.1%	1,037,640	5.0%	1,026,397	5.1%	941,604	4.6%	881,290	4.3%
Direct private investments	88,373	0.4%	84,587	0.4%	81,344	0.4%	75,874	0.4%	79,807	0.4%
Fund investments	725,802	3.4%	616,510	3.0%	477,295	2.4%	361,578	1.8%	295,851	1.4%
Term Loan	74,850	0.3%	—	—%	—	—%	—	—%	—	—%
Total other investments, at fair value	1,993,059	9.2%	1,738,737	8.4%	1,585,036	8.0%	1,379,056	6.8%	1,256,948	6.2%
Total managed investment portfolio	21,344,591	99.5%	20,773,097	99.7%	19,973,167	99.6%	20,282,570	99.6%	20,459,803	99.4%
Investments in other ventures, under equity method	98,068	0.5%	93,344	0.3%	91,938	0.4%	91,362	0.4%	98,373	0.6%
Total investments	$21,442,659	100.0%	$20,866,441	100.0%	$20,065,105	100.0%	$20,373,932	100.0%	$20,558,176	100.0%

15

Investments
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020
AAA	$1,857,331	13.8%	$1,825,727	13.2%	$1,793,720	13.4%	$1,859,370	14.0%	$1,915,147	14.2%
AA	8,155,048	60.3%	8,449,810	61.0%	7,982,119	59.5%	7,022,443	52.8%	7,210,622	53.4%
A	1,114,771	8.3%	1,063,127	7.7%	1,060,647	7.9%	1,504,569	11.3%	1,485,463	11.0%
BBB	1,073,103	7.9%	1,133,307	8.2%	1,171,756	8.7%	1,509,280	11.3%	1,538,681	11.4%
Non-investment grade and not rated	1,306,878	9.7%	1,367,277	9.9%	1,410,147	10.5%	1,413,572	10.6%	1,356,590	10.0%
Total fixed maturity investments, at fair value	$13,507,131	100.0%	$13,839,248	100.0%	$13,418,389	100.0%	$13,309,234	100.0%	$13,506,503	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$365,418	2.7%	$388,647	2.8%	$365,154	2.7%	$572,443	4.3%	$637,418	4.7%
Due after one through five years	6,297,063	46.6%	6,540,886	47.3%	6,191,724	46.1%	5,569,638	41.9%	5,391,122	39.9%
Due after five through ten years	3,877,715	28.7%	4,003,465	28.9%	4,060,205	30.3%	3,786,423	28.4%	3,806,564	28.2%
Due after ten years	308,166	2.3%	346,146	2.5%	328,582	2.4%	549,453	4.1%	583,908	4.3%
Mortgage-backed securities	1,590,226	11.8%	1,618,926	11.7%	1,552,451	11.6%	1,943,137	14.6%	2,196,507	16.3%
Asset-backed securities	1,068,543	7.9%	941,178	6.8%	920,273	6.9%	888,140	6.7%	890,984	6.6%
Total fixed maturity investments, at fair value	$13,507,131	100.0%	$13,839,248	100.0%	$13,418,389	100.0%	$13,309,234	100.0%	$13,506,503	100.0%

16

Investments
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating

				Credit Rating (1)
December 31, 2021	Amortized Cost	Fair Value	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$5,298,385	$5,298,385	0.1%	$5,261,431	$21,682	$13,431	$203	$177	$1,461
		100.0%		99.3%	0.4%	0.3%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	6,302,313	6,247,779	1.1%	—	6,247,779	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	4,455	4,353	1.2%	—	4,353	—	—	—	—
Other agencies	359,974	357,331	1.2%	56,067	301,264	—	—	—	—
Total agencies	364,429	361,684	1.2%	56,067	305,617	—	—	—	—
Non-U.S. government	552,935	549,613	1.2%	286,810	202,067	45,192	14,257	1,287	—
Non-U.S. government-backed corporate	476,200	474,848	1.4%	168,177	272,297	24,480	3,702	6,192	—
Corporate	3,202,614	3,214,438	2.8%	31,603	113,253	979,752	996,288	1,053,867	39,675
Mortgage-backed
Residential mortgage-backed
Agency securities	721,711	721,955	1.9%	—	721,955	—	—	—	—
Non-agency securities	232,144	233,346	3.2%	51,279	11,749	1,810	5,751	110,459	52,298
Total residential mortgage-backed	953,855	955,301	2.2%	51,279	733,704	1,810	5,751	110,459	52,298
Commercial mortgage-backed	631,016	634,925	1.9%	492,903	113,736	4,191	15,835	2,514	5,746
Total mortgage-backed	1,584,871	1,590,226	2.1%	544,182	847,440	6,001	21,586	112,973	58,044
Asset-backed
Collateralized loan obligations	955,057	954,512	1.8%	672,310	162,176	50,457	36,639	21,223	11,707
Other	114,160	114,031	1.3%	98,182	4,419	8,889	631	1,712	198
Total asset-backed	1,069,217	1,068,543	1.8%	770,492	166,595	59,346	37,270	22,935	11,905
Total securitized assets	2,654,088	2,658,769	2.0%	1,314,674	1,014,035	65,347	58,856	135,908	69,949
Total fixed maturity investments	13,552,579	13,507,131	1.7%	1,857,331	8,155,048	1,114,771	1,073,103	1,197,254	109,624
		100.0%		13.8%	60.3%	8.3%	7.9%	8.9%	0.8%
Total consolidated fixed maturity and short term investments, at fair value	$18,850,964	$18,805,516	1.2%	$7,118,762	$8,176,730	$1,128,202	$1,073,306	$1,197,431	$111,085
		100.0%		37.9%	43.4%	6.0%	5.7%	6.4%	0.6%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

17

Investments
Retained Investment Information
“Retained total investment result” is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures.

	Three months ended					Twelve months ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Total investment result
Net investment income	$80,483	$78,267	$80,925	$79,804	$81,717	$319,479	$354,038
Net realized and unrealized gains (losses) on investments	(21,518)	(42,071)	191,018	(345,563)	258,745	(218,134)	820,636
Total investment result	$58,965	$36,196	$271,943	$(265,759)	$340,462	$101,345	$1,174,674

Retained total investment result (1)
Retained net investment income	$61,930	$60,105	$62,982	$62,598	$64,250	$247,615	$269,013
Retained net realized and unrealized gains (losses) on investments	1,653	(37,975)	187,391	(318,688)	258,293	(167,619)	764,777
Retained total investment result	$63,583	$22,130	$250,373	$(256,090)	$322,543	$79,996	$1,033,790

(1)    Includes total investment return, less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.
“Retained fixed maturity and short term investments, at fair value” is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures.

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$18,805,516	$18,506,521	$17,811,041	$18,400,377	$18,500,238
Weighted average yield to maturity of fixed maturity and short term investments	1.2%	1.1%	1.0%	1.2%	0.9%
Average duration of fixed maturities and short term investments, in years	3.0	3.0	3.0	2.9	2.9
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$12,867,560	$13,032,675	$12,569,024	$12,736,000	$13,219,754
Weighted average yield to maturity of retained fixed maturity and short term investments	1.6%	1.3%	1.3%	1.5%	1.2%
Average duration of retained fixed maturities and short term investments, in years	3.7	3.7	3.8	3.7	3.6
(1)    Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.
(2)    Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

18

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$210,917	$(450,222)	$456,818	$(290,934)	$189,812
Amount allocated to participating common shareholders (1)	(3,022)	(229)	(5,809)	(129)	(2,285)
Net income (loss) allocated to RenaissanceRe common shareholders	$207,895	$(450,451)	$451,009	$(291,063)	$187,527
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	44,722	46,223	48,163	49,579	50,022
Per common share equivalents of non-vested shares	26	—	63	—	89
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	44,748	46,223	48,226	49,579	50,111
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$4.65	$(9.75)	$9.36	$(5.87)	$3.75
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.65	$(9.75)	$9.35	$(5.87)	$3.74

	Twelve months ended
(common shares in thousands)	December 31, 2021	December 31, 2020
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(73,421)	$731,482
Amount allocated to participating common shareholders (1)	(727)	(8,968)
Net income (loss) allocated to RenaissanceRe common shareholders	$(74,148)	$722,514
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	47,171	47,103
Per common share equivalents of non-vested shares	—	75
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	47,171	47,178
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(1.57)	$15.34
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(1.57)	$15.31
(1)    Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company's stock compensation plans.

19

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, net foreign exchange gains and losses, corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK, the income tax expense or benefit associated with these adjustments and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests. The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the fair value of the Company's fixed maturity investment portfolio, equity investments trading, other investments (excluding catastrophe bonds) and investments-related derivatives; fluctuations in foreign exchange rates; corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK; the associated income tax expense or benefit of these adjustments; and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

20

Comments on Regulation G

	Three months ended					Twelve months ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$210,917	$(450,222)	$456,818	$(290,934)	$189,812	$(73,421)	$731,482
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	11,560	36,077	(191,016)	326,480	(268,487)	183,101	(827,667)
Adjustment for net foreign exchange losses (gains)	16,697	4,755	(3,234)	22,788	(23,270)	41,006	(27,773)
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	—	—	—	135	7,346	135	47,964
Adjustment for income tax expense (benefit) (2)	(3,628)	286	11,786	(19,965)	7,723	(11,521)	29,863
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (3)	(21,854)	(5,434)	3,696	(34,109)	9,754	(57,701)	60,771
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$213,692	$(414,538)	$278,050	$4,395	$(77,122)	$81,599	$14,640

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.65	$(9.75)	$9.35	$(5.87)	$3.74	$(1.57)	$15.31
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	0.26	0.78	(3.96)	6.59	(5.36)	3.88	(17.54)
Adjustment for net foreign exchange losses (gains)	0.37	0.10	(0.07)	0.46	(0.46)	0.87	(0.59)
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	—	—	—	—	0.15	—	1.02
Adjustment for income tax expense (benefit) (2)	(0.08)	0.01	0.24	(0.40)	0.15	(0.24)	0.63
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (3)	(0.49)	(0.12)	0.08	(0.69)	0.19	(1.22)	1.29
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.71	$(8.98)	$5.64	$0.09	$(1.59)	$1.72	$0.12

Return on average common equity - annualized	14.2%	(28.4)%	27.6%	(17.1)%	10.9%	(1.1)%	11.7%
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	0.8%	2.3%	(11.5)%	19.2%	(15.4)%	2.9%	(13.4)%
Adjustment for net foreign exchange losses (gains)	1.1%	0.3%	(0.2)%	1.4%	(1.3)%	0.6%	(0.4)%
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	—%	—%	—%	—%	0.4%	—%	0.8%
Adjustment for income tax expense (benefit) (2)	(0.2)%	—%	0.7%	(1.2)%	0.4%	(0.2)%	0.5%
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (3)	(1.5)%	(0.3)%	0.2%	(2.0)%	0.6%	(0.9)%	1.0%
Operating return on average common equity - annualized	14.4%	(26.1)%	16.8%	0.3%	(4.4)%	1.3%	0.2%
(1)    Included in the twelve months ended December 31, 2020 is the loss on sale of RenaissanceRe UK of $30.2 million.
(2)    Adjustment for income tax expense (benefit) represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(3)    Represents the portion of these adjustments that are attributable to the Company's redeemable noncontrolling interests, including the income tax impact of those adjustments.

21

Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Book value per common share	$132.17	$128.91	$139.35	$131.15	$138.46
Adjustment for goodwill and other intangibles (1)	(5.90)	(5.67)	(5.60)	(5.42)	(5.37)
Tangible book value per common share	126.27	123.24	133.75	125.73	133.09
Adjustment for accumulated dividends	23.52	23.16	22.80	22.44	22.08
Tangible book value per common share plus accumulated dividends	$149.79	$146.40	$156.55	$148.17	$155.17

Quarterly change in book value per common share	2.5%	(7.5)%	6.3%	(5.3)%	2.5%
Quarterly change in tangible book value per common share plus change in accumulated dividends	2.8%	(7.6)%	6.7%	(5.3)%	3.0%
Year to date change in book value per common share	(4.5)%	(6.9)%	0.6%	(5.3)%	14.9%
Year to date change in tangible book value per common share plus change in accumulated dividends	(4.0)%	(6.6)%	1.0%	(5.3)%	17.9%
(1)     At December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, goodwill and other intangibles included $18.6 million, $19.0 million, $22.4 million, $22.7 million, and $23.0 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

22

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. The Company's management believes “retained total investment result” is useful to investors and other interested parties because it provides a measure of the portion of the Company's investment result, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended					Twelve months ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net investment income	$80,483	$78,267	$80,925	$79,804	$81,717	$319,479	$354,038
Adjustment for net investment income attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(18,553)	(18,162)	(17,943)	(17,206)	(17,467)	(71,864)	(85,025)
Retained net investment income	61,930	60,105	62,982	62,598	64,250	247,615	269,013

Net realized and unrealized gains (losses) on investments	(21,518)	(42,071)	191,018	(345,563)	258,745	(218,134)	820,636
Adjustment for net realized and unrealized losses (gains) on investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	23,171	4,096	(3,627)	26,875	(452)	50,515	(55,859)
Retained net realized and unrealized gains (losses) on investments	1,653	(37,975)	187,391	(318,688)	258,293	(167,619)	764,777

Total investment result	58,965	36,196	271,943	(265,759)	340,462	101,345	1,174,674
Adjustment for investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	4,618	(14,066)	(21,570)	9,669	(17,919)	(21,349)	(140,884)
Retained total investment result	$63,583	$22,130	$250,373	$(256,090)	$322,543	$79,996	$1,033,790

23

Comments on Regulation G
Retained Fixed Maturity and Short Term Investments, at Fair Value
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value” is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value.”

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Fixed maturity investments, at fair value	$13,507,131	$13,839,248	$13,418,389	$13,309,234	$13,506,503
Short term investments, at fair value	5,298,385	4,667,273	4,392,652	5,091,143	4,993,735
Total consolidated fixed maturity and short term investments, at fair value	$18,805,516	$18,506,521	$17,811,041	$18,400,377	$18,500,238
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(5,937,956)	(5,473,846)	(5,242,017)	(5,664,377)	(5,280,484)
Retained fixed maturity and short term investments, at fair value	$12,867,560	$13,032,675	$12,569,024	$12,736,000	$13,219,754

24